UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 27, 2005

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State of other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On October 27, 2005, the company closed a three-year, $25 million unsecured revolving credit facility with JPMorgan Chase Bank, pursuant to a Credit Agreement dated as of October 21, 2005, attached hereto as an Exhibit and incorporated herein by reference. The purpose of the facility is to provide liquidity for general corporate purposes, including working capital needs and power contract collateral requirements, in the form of borrowings and letters of credit. The Company's provision of collateral for power transactions under power purchase and sale agreements with counterparties has been approved by the Vermont Public Service Board. The company anticipates that the need to provide collateral for power transactions will be the principal use of the facility, although CVPS may draw on it, from time to time, to meet short-term capital needs. Financing terms and costs include an annual commitment fee on the unused balance, plus an interest amount on the outstanding balance of borrowings and letters of credit that is based on the Company's unsecured long term debt rating, which is equivalent to the Company's corporate credit rating.

Item 2.02. Results of Operations and Financial Condition.

      Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant's news release issued on November 1, 2005 announcing its financial results for the third quarter ended September 30, 2005.

      As discussed in Exhibit 99.1, the news release contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein, and in Central Vermont's other filings with the Securities and Exchange Commission, including that actual events or results may differ materially from those in the forward-looking statements.

      The foregoing information (including Exhibit 99.1) is being furnished under "Item 2.02. Results of Operations and Financial Condition" and "Item 7.01. Regulation FD Disclosure." Such information (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

      An analyst conference call to review the third quarter 2005 results will be held on Wednesday, November 2, 2005 at 2:00 p.m. Eastern Time. A live audio web cast of the conference call will be available to the public on a listen-only basis. To listen to the web cast go to www.cvps.com and click on the web cast link. Central Vermont's news releases, current financial information, SEC filings, and Investor Relations presentations are accessible at the same web site.

Item 7.01. Regulation FD Disclosure.

      See "Item 2.02. Results of Operations and Financial Condition" above.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Central Vermont's news release dated November 1, 2005.
10.91	Credit Agreement dated as of October 21, 2005 between Central Vermont Public Service Corporation as Borrower and JPMorgan Chase Bank, N.A. as Lender

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	Edmund F. Ryan Acting Chief Financial Officer and Treasurer

November 1, 2005
EXHIBIT INDEX
Exhibit Number	Description of Exhibit
99.1	Central Vermont's news release dated November 1, 2005.
10.91	Credit Agreement dated as of October 21, 2005 between Central Vermont Public Service Corporation as Borrower and JPMorgan Chase Bank, N.A. as Lender